                                                                    Exhibit 99.3

                             HUNTINGTON BANCSHARES
                                  INCORPORATED


                          [HUNTINGTON BANCSHARES LOGO]


                               THIRD QUARTER 2001
                                 EARNINGS REVIEW
                                OCTOBER 16, 2001

MEETING PARTICIPANTS                              [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------

   Tom Hoaglin
        Chairman, President and Chief Executive Officer


   Mike McMennamin
        Vice Chairman and Chief Financial Officer


   Jay Gould
        Sr. Vice President - Investor Relations

PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
FORWARD LOOKING STATEMENT DISCLOSURE
--------------------------------------------------------------------------------

Today's conference call and discussion, including related questions and answers, may contain forward-looking statements, including certain plans, expectations, goals, and projections which are subject to numerous assumptions, risks and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including:


- Change in economic conditions         - The successful integration of acquired
                                          business

- Movements in interest rates           - The nature, extent and timing of
                                          governmental actions and reforms.

- Competitive pressures on product
  pricing and service                   - Extended disruption of vital
                                          infrastructure
- Success and timing of business
  strategies



[HUNTINGTON   All forward-looking statements included in this conference call
BANCSHARES    and discussion, included related questions and answers, are based
LOGO]         on information available at the time of the call. Huntington assumes no obligation to update any forward-looking statement.

THIRD QUARTER ACCOMPLISHMENTS                       [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------
    - Earnings exceeded consensus

    - Agreement to sell Florida operations

    - Improved operating margins
         - Expanding NIM
         - Increasing fee income
         - Decreasing expenses

THIRD QUARTER PERFORMANCE HIGHLIGHTS - VS. 2Q01(1)     [HUNTINGTON BANCSHARES
                                                          LOGO]
--------------------------------------------------------------------------------

Positives
---------

   -  7% annualized growth in loans

   - 11% annualized growth in core deposits

   -  7 bp increase in NIM

   - 17% increase in fee income from a year ago

   - $4.4MM decrease in NIE

Negatives
---------
    -  27% increase in NPAs





(1) Excluding after-tax impact of restructuring and other charges of $33.0MM in 3Q01 and $72.1MM in 2Q01

 THIRD QUARTER 2001 EARNINGS                       [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------

($MM)

                            REPORTED            CHARGES          OPERATING
                            --------            -------          ---------
Net Interest Income          $ 249.8                               $ 249.8
Provision                      (49.6)                                (49.6)
Non-Interest Income            129.4                                 129.4
Security Gains                   1.1                                   1.1

Non-Interest Expense          (279.7)           $ (50.8)            (228.9)
                             -------            -------            -------
  Pre-Tax Income                51.0              (50.8)             101.8
                             -------            -------            -------
  Net Income                 $  42.6            $ (33.0)           $  75.7
                             -------            =======            -------
  EPS                        $  0.17                               $  0.30
                             =======                               =======

ESTIMATED RESTRUCTURING AND OTHER CHARGES          [HUNTINGTON BANCSHARES LOGO]




                             -------------                                   ------------
   ($MM)                        Original                           4Q01-1Q02   Current
                                Estimate       2Q01 A     3Q01 A   Estimate    Estimate
                                --------       ------     ------   --------    --------

Restructuring                    $  64          ---       $ 33       $37      $  70
-------------
   Branches/ATMs/ops
   Fla. retention/transition
   Corporate overhead
   Facilities
   e-Commerce

Impairment                          45           37        ---         2         39
----------
   I/O strip
   PG & E
   Auto residuals
   Other

Credit                              72           72        ---       ---         72
------
   120 day delinquencies
   Exited Tier II
   Exited truck & equipment

Other                               34            2         18        14         34
-----
                                 -----        -----       ----      ----      -----
   Total pre-tax charge          $ 215        $ 111       $ 51      $ 53      $ 215
                                 -----                                        -----

EARNINGS PER SHARE                                  [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------

                                  3Q01          2Q01         3Q00
                                  -----        -----         -----

  Operating EPS(1)                $0.30        $0.30         $0.33

    Core basis(2)                  0.30         0.28          0.29

    Cash basis(3)                  0.33         0.33          0.36


(1) Excluding after-tax impact of restructuring and other charges of $33.0MM in 3Q01, $72.1MM in 2Q01, and $32.5MM in 3Q00.

(2)  Non-core Items ($MM)
     --------------------

       Security Gains                     $1.1      $2.7      $11.4

       Mortgage Loan Sale                   --       2.0         --

       Branch Sale Gain                     --       1.2         --

       Other                                --        --        3.0
                                          ----      ----      -----
           Total                          $1.1      $5.9      $14.4


(3) Cash basis ratios are based on Cash basis ratios are based on operating earnings excluding goodwill amortization of $7.8 million (3Q01), $7.7 million (2Q01), and $7.6 million (3Q00), net of tax

KEY PERFORMANCE RATIOS(1)                           [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------


                                3Q01            2Q01            3Q00
                                ----            ----            ----

  ROA                           1.07%           1.05%           1.15%

  ROE                           12.6            12.4            14.0

  Efficiency Ratio              57.5            58.6            58.4

  NIM                           4.04            3.97            3.74

  Tangible Equity/Assets(2)     5.96            5.97            5.73


(1) Excluding after-tax impact of restructuring and other charges of $33.0MM in 3Q01, $72.1MM in 2Q01, and $32.5MM in 3Q00.

(2)  Period end

INCOME STATEMENT(1)                                 [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------
($MM)


                                          3Q01        2Q01        3Q00
                                        -------     -------     -------

  Net Interest Income                   $ 249.8     $ 248.0     $ 235.9

  Provision                               (49.6)      (45.8)      (26.4)

  Non-Interest Income                     129.4       130.7       110.3

  Security Gains                            1.1         2.7        11.4

  Non-Interest Expense                   (228.9)     (233.3)     (213.6)
                                        -------     -------     -------

  Pre-Tax Income                          101.8       102.4       117.5
                                        -------     -------     -------

  Net Income                            $  75.7     $  74.5     $  83.0
                                        =======     =======     =======


(1) Excluding after-tax impact of restructuring and other charges of $33.0MM in 3Q01, $72.1MM in 2Q01, and $32.5MM in 3Q00.

NET INTEREST MARGIN                                 [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------
($MM)


        $260                                                             4.20%
                                                               4.04%
                                          3.93%      3.97%
                                                                         4.00%
                        3.74%                       $248.0    $249.8
        $250
                                3.70%                                    3.80%
                                         $243.1

        $240                                                             3.60%
                       $235.9

                               $233.1                                    3.40%
        $230

                                                                         3.20%


        $220                                                             3.00%

                       3Q00    4Q00      1Q01       2Q01      3Q01


                  [   ] Net Interest Income      [ ] Margin

MANAGED LOAN GROWTH                                 [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------
(Average)
                                               Annualized Growth
                                               -----------------
                                         3Q01 vs.      2Q01 vs.     3Q01 vs.
                                3Q01       2Q01          1Q01         3Q00
                                ----       ----          ----         ----

 Commercial                    $ 6.7 B     (4)%           4%           4%

 Commercial Real Estate          3.7       16             1            7
                               -----      ---           ---          ---

  Total Commercial/CRE          10.4        3             3            5
                               -----      ---           ---          ---

 Auto Loan/Lease                 7.3       13             6            9

 Consumer                        4.1        9             8           11

 Residential Real Estate         0.8       --            --            7
                               -----      ---           ---          ---

  Total Consumer                12.2       10             6            9
                               -----      ---           ---          ---

 Managed Loans                 $22.6 B      7%            5%           7%
                               =====

Note: Growth percentages normalized for acquisitions, portfolio sales and securitizations

CORE DEPOSIT TRENDS                                 [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------


    (Average)                                      Annualized Growth
                                                   -----------------

                                          3Q01 vs.        2Q01 vs.      3Q01 vs.
                            3Q01           2Q01            1Q01          3Q00
                            ----           ----            ----          ----

Demand                     $ 3.3 B          12%              4%            (3)%
Interest bearing             5.1            27              19             16
Savings                      3.5            (8)              5             (2)
Time                         7.2            11             (16)            (3)
                           -----           ---             ---            ---
   Total                   $19.1 B          11%             (1)%            2%

NON-INTEREST INCOME                                 [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------
($MM)

                                                Better or (Worse) vs.
                                                ---------------------

                                   3Q01         2Q01      2Q01(1)   3Q00
                                  ------       ------     ----      ----

 Service Charges                  $ 41.7       $  1.0       3%        5%
 Brokerage/Insurance                19.9          0.5       3        28
 Trust Income                       15.5          0.3       2        17
 Electronic Banking                 12.4          0.2       1        10
 Mortgage Banking                   14.6         (4.1)    (22)       55
 Other                              25.3          0.8       3        20
                                  ------       ------     ---       ---
   Total Non-Interest Income (2)  $129.4       $ (1.3)     (1)%      17%
                                  ======       ======


(1)  Linked quarter percentage growth is not annualized

(2)  Excludes security gains

NON-INTEREST EXPENSE(1)                             [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------
($MM)


                                              Better or (Worse) vs.
                                              ---------------------

                                  3Q01        2Q01      2Q01(2)  3Q00
                                 ------       ----      ----     ----

  Personnel & Related Costs      $120.8       $1.3        1%      (10)%

  Occupancy & Equipment            39.4       (1.4)      (4)       (2)

  Outside Services                 17.4        0.3        2       (12)

  Amortization of Intangibles      10.1        0.3        3         2

  Marketing                         6.9        1.0       12        19

  Other                            34.3        2.9        8       (10)
                                 ------       ----      ---       ---
  Non-Interest Expense           $228.9       $4.4        2%       (7)%
                                 ======       ====

(1) Excluding after-tax impact of restructuring and other charges of $33.0MM in 3Q01, $72.1MM in 2Q01, and $32.5MM in 3Q00.

(2)  Linked quarter percentage growth is not annualized

CREDIT QUALITY OVERVIEW                             [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------

                                        3Q01          2Q01         3Q00
                                        ----          ----         ----

      NPAs/Total Loans+OREO             0.97%         0.79%        0.44%

      Net Charge-offs(1)                0.61          0.73         0.46

      90+ Days Past Due                 0.43          0.32         0.39

        Consumer                        0.55          0.48         0.57

        Com/CRE                         0.30          0.15         0.21

      Reserve/Total Loans               1.67          1.67         1.45

      Reserve/NPAs                       171           211          327


(1) Including impact of special charges, the ratios were 3Q01 = 0.74% and 2Q01 = 1.25%

NON-PERFORMING ASSET COMPOSITION                    [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------
($MM)


        $250                                                                  0.97%     1.00%

                                                                              $210.1
        $200                                                          0.79%             0.80

                                                                     $166.0
        $150                                                   0.60%                    0.60
                                                     0.51%   $124.9
                                                  $105.4
        $100    0.45%        0.46%        0.44%                                         0.40
              $92.2       $95.1
                                      $88.5
        $ 50                                                                            0.20

        $  0                                                                            0


               Mar00        Jun00        Sep00       Dec00   Mar01    Jun01     Sep01


               [ ] Commercial   [ ] Commercial RE   [ ] Residential RE   [ ] OREO

%=NPA/Loans +OREO

                                    [GRAPH]



($MM)           Mar 00     Jun 00     Sep 00     Dec 00     Mar 01     Jun 01     Sep 01

Commercial       40.6      45.138     44.917     55.805     62.716    116.045    148.177

Commercial RE    24.5      22.678     23.006     28.006     36.191     28.159     42.168

Residential RE   10.892    11.548      8.589     10.174     11.949     11.868     11.666

OREO             16.251    15.669     11.982     11.413     14.031      9.913      8.051


COMMERCIAL AND COMMERCIAL R/E PORTFOLIOS
    SELECTED SEGMENTS                               [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------

   At September 30, 2001               Total Portfolio = $10.4 billion

      ($MM)                                    % of Com'l
                                               & Com'l R/E
                                O/S             Portfolio         NPA
                               -----           -----------        ---

 Hotels                        $ 214               2.1%           $ 1

 Restaurants                     184               1.8              1

 Amusement/
   Recreation                    166               1.6              4

 Insurance                        68               0.7              1

 Airlines                         14               0.1             --
                               -----             -----            ---
     Total                     $ 646               6.3%           $ 7
                               =====             =====            ===

NET CHARGE-OFFS SUMMARY                             [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------


                                      3Q01              2Q01             3Q00
                                      ----              ----             ----

 Operating Basis(1)

   Commercial                         0.56%             0.67%            0.24%

   Commercial R/E                     0.00              0.18             0.07

   Consumer                           0.85              0.95             0.72
                                      ----              ----             ----
                                      0.61%             0.73%            0.46%

 Reported                             0.74%             1.25%            0.46%

(1)  3Q01 and 2Q01 exclude impact of restructuring and other charges

 CONSUMER NET CHARGE-OFFS                           [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------

                                        3Q01       2Q01       3Q00
                                        ----       ----       ----

Operating Basis (1)
  Indirect (2)                          1.05%      1.50%      1.33%
  Vehicle Lease                         1.27       1.37       0.80
                                        ----       ----       ----
     Subtotal                           1.17       1.43       1.05
  Installment                           0.88       0.63       0.54
  Home Equity Lines                     0.34       0.31       0.33
  Residential R/E                       0.05       0.10       0.06
                                        ----       ----       ----
                                        0.85%      0.95%      0.72%
Reported                                1.07%      1.90%      0.72%


(1)  3Q01 and 2Q01 exclude impact of restructuring and other charges

(2) Beginning in 3Q01, losses on Tier II loans are charged to the special reserve established in 2Q01. Excluding Tier II losses from 2Q01 would have reduced the net chare -off rate from 1.50% to 1.30%

ALLOWANCE FOR LOAN LOSSES                           [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------
($MM)                                  Operating     Special    Reporting
                                       ---------     -------    ---------

Balance at June 30, 2001               $   307.9    $   44.3    $  352.2
   Net charge-offs                         (32.6)       (7.1)      (39.7)
   Provision details:
     Net charge-offs                        32.6         7.1        39.7
     Loan growth                             9.9          --         9.9
     Other                                   7.1        (7.1)         --
                                       ---------    --------    --------
   Total provision                          49.6          --        49.6
   Loan securitizations                     (1.6)         --        (1.6)
                                       ---------    --------    --------
Balance at September 30, 2001          $   323.3    $   37.2    $  360.5
                                       =========    ========    ========
Annualized loan losses                      0.61%                   0.74%
Reserve as a % of total loans
   June 30, 2001                                                    1.67%
   September 30, 2001                                               1.67%

EXCESS CAPITAL - FLORIDA SALE                       [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------
($MM)

Capital Generated/Released                                            Estmated
                                                                      --------

  - Intangibles                                                         $505

  - Sale of $2.9B assets (@6.50%)                                        189

  - After tax gain (deposit premium > than book value - expenses)        122
                                                                        ----
  - Total capital available                                             $816

Capital Required

  - After-tax charge                              $(140)

  - Replenish capital to 6.50%                        --                (140)
                                                  ------               -----
Net capital available for stock repurchase                              $676

 GOODWILL AND CDI AMORTIZATION                      [HUNTINGTON BANCSHARES LOGO]
--------------------------------------------------------------------------------

                                           Projected Balances at March 2002
                                           --------------------------------

Assets ($MM)                              HBI      Florida   HBI ex-Florida
------                                  ------     -------   --------------

Goodwill                                $  663      $ 451       $   212
Core deposit intangible                     54         54            --
                                        ------      -----       -------
                                        $  717      $ 505       $   212

Amortization Per Share(1)
----------------------

Goodwill                                $ 0.11      $ .07       $   .04
Core deposit intangible                    .02        .02            --
                                        ------      -----       -------
                                        $ 0.13      $ .09       $   .04



(1)  Prior to pending change in accounting for goodwill
       - Assumes 251.5 million shares outstanding

                          [HUNTINGTON BANCSHARES LOGO]

                       HUNTINGTON BANCSHARES INCORPORATED
                           QUARTERLY FINANCIAL REVIEW
                                 SEPTEMBER 2001



                               TABLE OF CONTENTS
                               -----------------



Consolidated Financial Highlights ...............................         1

Consolidated Balance Sheets .....................................         2

Consolidated Statements of Income ...............................         3

Loans and Deposits ..............................................         4

Non-Interest Income and Non-Interest Expense ....................         5

Consolidated Average Balances and Interest Rates (Quarterly) ....         6 & 7

Selected Quarterly Income Statement Data ........................         8

Stock Summary, Key Ratios and Statistics, and Capital Data ......         9

Loan Loss Reserves and Asset Quality ............................        10

                       HUNTINGTON BANCSHARES INCORPORATED
                        CONSOLIDATED FINANCIAL HIGHLIGHTS
                            ON AN OPERATING BASIS (1)
                    (in thousands, except per share amounts)



FOR THE THREE MONTHS ENDED SEPTEMBER 30,              2001              2000           % Change
----------------------------------------------   --------------     -----------        --------
NET INCOME ...................................   $    75,660        $    83,030          (8.9)%
PER COMMON SHARE AMOUNTS (2)
     Net income
          Basic ..............................   $      0.30        $      0.33          (9.1)
          Diluted ............................   $      0.30        $      0.33          (9.1)
     Cash dividends declared .................   $      0.16        $      0.20         (20.0)
AVERAGE COMMON SHARES OUTSTANDING-DILUTED (2)        252,203            252,033           0.1
KEY RATIOS
Return on:
     Average total assets ....................          1.07%              1.15%         (7.0)
     Average shareholders' equity ............         12.64%             14.04%        (10.0)
Efficiency ratio .............................         57.48%             58.38%         (1.6)
Average equity/average assets ................          8.49%              8.20%          3.5
Net interest margin ..........................          4.04%              3.74%          8.0

TANGIBLE OR "CASH BASIS" RATIOS (3)
Net Income Per Common Share -- Diluted (2) ...   $      0.33        $      0.36          (8.3)
Return on:
     Average total assets ....................          1.21%              1.29%         (6.2)
     Average shareholders' equity ............         13.93%             15.33%         (9.1)



FOR THE NINE MONTHS ENDED SEPTEMBER 30,               2001              2000           % Change
----------------------------------------         --------------     -----------        --------
NET INCOME ...................................   $      218,030     $   284,724       (23.4)%
PER COMMON SHARE AMOUNTS (2)
     Net income
          Basic ..............................   $         0.87     $      1.15       (24.3)
          Diluted ............................   $         0.87     $      1.14       (23.7)
     Cash dividends declared .................   $         0.56     $      0.56         0.0
AVERAGE COMMON SHARES OUTSTANDING-DILUTED (2)           251,537         248,909         1.1
KEY RATIOS
Return on:
     Average total assets ....................             1.03%           1.32%      (22.0)
     Average shareholders' equity ............            12.20%          16.87%      (27.7)
Efficiency ratio .............................            59.30%          55.39%        7.0
Average equity/average assets ................             8.47%           7.84%        8.0
Net interest margin ..........................             3.99%           3.74%        6.7

TANGIBLE OR "CASH BASIS" RATIOS (3)
Net Income Per Common Share -- Diluted (2) ...   $         0.96     $      1.23       (22.0)
Return on:
     Average total assets ....................             1.17%           1.45%      (19.3)
     Average shareholders' equity ............            13.51%          18.08%      (25.3)


(1) Income component excludes the after-tax impact of Restructuring and Other Charges. ($33,031 in 3Q '01; $72,127 in 2Q '01; $32,500 in 3Q '00)

(2)  Adjusted for stock splits and stock dividends, as applicable.

(3) Tangible or "Cash Basis" net income excludes amortization of goodwill. Related asset amount excluded from total assets and shareholders' equity.

                       HUNTINGTON BANCSHARES INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                            (in thousands of dollars)



                                                                SEPTEMBER 30,        December 31,        September 30,
                                                                   2001                  2000                 2000
                                                               ----------------     -------------        -------------
ASSETS
Cash and due from banks ....................................   $  1,110,287         $  1,322,700         $    980,199
Interest bearing deposits in banks .........................          4,958                4,970                4,922
Trading account securities .................................          2,292                4,723               17,770
Federal funds sold and securities
     purchased under resale agreements .....................         63,311              133,183              127,141
Loans held for sale ........................................        294,077              155,104              115,541
Securities available for sale - at fair value ..............      2,991,167            4,090,525            4,696,241
Investment securities - fair value $14,868; $16,414;
     and $17,000, respectively .............................         14,629               16,336               17,053
Total loans (1) ............................................     21,583,611           20,610,191           20,328,152
     Less allowance for loan losses ........................        360,446              297,880              294,686
                                                               ------------         ------------         ------------
Net loans ..................................................     21,223,165           20,312,311           20,033,466
                                                               ------------         ------------         ------------
Bank owned life insurance ..................................        833,623              804,941              793,856
Premises and equipment .....................................        447,774              454,844              442,676
Customers' acceptance liability ............................         16,382               17,366               14,065
Accrued income and other assets ............................      1,314,510            1,282,374            1,334,263
                                                               ------------         ------------         ------------
TOTAL ASSETS ...............................................   $ 28,316,175         $ 28,599,377         $ 28,577,193
                                                               ============         ============         ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Total deposits (1) .........................................   $ 20,071,388         $ 19,777,245         $ 19,533,166
Short-term borrowings ......................................      1,789,043            1,987,759            2,133,311
Bank acceptances outstanding ...............................         16,382               17,366               14,065
Medium-term notes ..........................................      1,995,603            2,467,150            2,702,150
Subordinated notes and other long-term debt ................        899,605              870,976              870,889
Company obligated mandatorily redeemable preferred
  capital securities of subsidiary trusts holding solely
   junior subordinated debentures of the Parent Company ....        300,000              300,000              300,000
Accrued expenses and other liabilities .....................        839,748              812,834              740,047
                                                               ------------         ------------         ------------
     Total Liabilities .....................................     25,911,769           26,233,330           26,293,628
                                                               ------------         ------------         ------------
Shareholders' equity
     Preferred stock - authorized 6,617,808 shares;
          none outstanding .................................             --                   --                   --
     Common stock - without par value; authorized
          500,000,000 shares; issued 257,866,255;
          257,866,255; and 257,866,255 shares, respectively;
          outstanding 251,193,211; 250,859,470; and
          250,849,574 shares, respectively .................      2,489,564            2,493,645            2,493,912
     Less 6,673,044; 7,006,785; and 7,016,681
          treasury shares, respectively ....................       (122,485)            (129,432)            (128,995)
     Accumulated other comprehensive income ................         38,708              (24,520)             (81,647)
     Retained earnings .....................................         (1,381)              26,354                  295
                                                               ------------         ------------         ------------
     Total Shareholders' Equity ............................      2,404,406            2,366,047            2,283,565
                                                               ------------         ------------         ------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY .................   $ 28,316,175         $ 28,599,377         $ 28,577,193
                                                               ============         ============         ============


(1)  See page 4 for detail of total loans and total deposits.

                       HUNTINGTON BANCSHARES INCORPORATED
                        CONSOLIDATED STATEMENTS OF INCOME
               (in thousands of dollars, except per share amounts)


                                                               THREE MONTHS ENDED                      NINE MONTHS ENDED
                                                                  SEPTEMBER 30,                           SEPTEMBER 30,
                                                      ----------------------------------------    --------------------------------

On an Operating Basis (1)                                     2001                 2000                2001               2000
---------------------------------------------------   ------------------     -----------------    -------------     --------------
Interest and fee income
     Loans ........................................       $    421,337       $    459,860         $  1,302,819         $  1,348,103
     Securities ...................................             50,495             71,385              169,763              211,427
     Other ........................................              7,002              4,546               23,186               11,314
                                                          ------------       ------------         ------------         ------------
               TOTAL INTEREST INCOME ..............            478,834            535,791            1,495,768            1,570,844
                                                          ------------       ------------         ------------         ------------
Interest expense
     Deposits .....................................            162,982            202,659              518,351              577,521
     Short-term borrowings ........................             19,932             30,998               83,134               80,978
     Medium-term notes ............................             30,647             44,292              100,250              143,489
     Subordinated notes and other long-term debt ..             15,486             21,973               53,089               59,490
                                                          ------------       ------------         ------------         ------------
               TOTAL INTEREST EXPENSE .............            229,047            299,922              754,824              861,478
                                                          ------------       ------------         ------------         ------------

               NET INTEREST INCOME ................            249,787            235,869              740,944              709,366
Provision for loan losses .........................             49,559             26,396              128,800               57,931
                                                          ------------       ------------         ------------         ------------
               NET INTEREST INCOME
                    AFTER PROVISION FOR LOAN LOSSES            200,228            209,473              612,144              651,435
                                                          ------------       ------------         ------------         ------------

Total non-interest income (2) .....................            130,456            121,652              381,633              363,010
Total non-interest expense (2) ....................            228,890            213,585              696,276              611,767
                                                          ------------       ------------         ------------         ------------

               INCOME BEFORE INCOME TAXES .........            101,794            117,540              297,501              402,678
Provision for income taxes ........................             26,134             34,510               79,471              117,954
                                                          ------------       ------------         ------------         ------------

               NET INCOME .........................       $     75,660       $     83,030         $    218,030         $    284,724
                                                          ============       ============         ============         ============


PER COMMON SHARE (3)
     Net income
          Basic ...................................       $       0.30       $       0.33         $       0.87         $       1.15
          Diluted .................................       $       0.30       $       0.33         $       0.87         $       1.14

     Cash dividends declared ......................       $       0.16       $       0.20         $       0.56         $       0.56

AVERAGE COMMON SHARES (3)
          Basic ...................................        251,147,660        251,113,540          251,039,150          247,983,936
          Diluted .................................        252,203,027        252,032,874          251,537,099          248,908,848



(1) Excludes the after-tax impact of Restructuring and Other Charges ($33,031 in 3Q '01; $72,127 in 2Q '01; $32,500 in 3Q '00).

(2)  See page 5 for detail of non-interest income and non-interest expense.

(3)  Adjusted for stock splits and stock dividends, as applicable.

                       HUNTINGTON BANCSHARES INCORPORATED
                               LOANS AND DEPOSITS
                            (in thousands of dollars)


--------------------------------------------------------------------------------
 LOAN PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------


                                                                                           SEPTEMBER 30, 2001
                                                                                   --------------------------------
                                                                                        BALANCE              %
                                                                                   -------------------   ----------
 Commercial and Commercial Real Estate
    Commercial (unearned income $1,080; $1,538; $1,728) ................              $ 6,655,550           30.8
    Real Estate
        Construction....................................................                1,483,871            6.9
        Commercial......................................................                2,374,168           11.0
                                                                                      -----------
          TOTAL COMMERCIAL AND COMMERCIAL REAL ESTATE...................               10,513,589           48.7
                                                                                      -----------

 Consumer
     Loans (unearned income $3,005;  $4,150;  $4,523) ..................                6,989,965           32.4
     Leases (unearned income $517,195;  $515,445;  $503,369)............                3,221,300           14.9
     Residential Mortgage...............................................                  858,757            4.0
                                                                                      -----------
          TOTAL CONSUMER................................................               11,070,022           51.3
                                                                                      -----------

      TOTAL LOANS.......................................................             $ 21,583,611          100.0
                                                                                     ============




                                                                                          December 31, 2000
                                                                                   -------------------------------
                                                                                        Balance             %
                                                                                   -------------------   ---------
 Commercial and Commercial Real Estate
    Commercial (unearned income $1,080; $1,538; $1,728) ................             $ 6,633,985           32.2
    Real Estate
        Construction....................................................               1,318,899            6.4
        Commercial......................................................               2,253,477           10.9
                                                                                     -----------
          TOTAL COMMERCIAL AND COMMERCIAL REAL ESTATE...................              10,206,361           49.5
                                                                                     -----------

 Consumer
     Loans (unearned income $3,005;  $4,150;  $4,523) ..................               6,388,036           31.0
     Leases (unearned income $517,195;  $515,445;  $503,369)............               3,069,210           14.9
     Residential Mortgage...............................................                 946,584            4.6
                                                                                     -----------
          TOTAL CONSUMER................................................              10,403,830           50.5
                                                                                     -----------

      TOTAL LOANS.......................................................            $ 20,610,191          100.0
                                                                                    ============



                                                                                         September 30, 2000
                                                                                   -------------------------------
                                                                                        Balance             %
                                                                                   -------------------   ---------
 Commercial and Commercial Real Estate
    Commercial (unearned income $1,080; $1,538; $1,728) ................                $ 6,494,013        32.0
    Real Estate
        Construction....................................................                  1,288,897         6.3
        Commercial......................................................                  2,218,825        10.9
                                                                                        -----------
          TOTAL COMMERCIAL AND COMMERCIAL REAL ESTATE...................                 10,001,735        49.2
                                                                                        -----------

 Consumer
     Loans (unearned income $3,005;  $4,150;  $4,523) ..................                  6,403,858        31.5
     Leases (unearned income $517,195;  $515,445;  $503,369)............                  3,007,446        14.8
     Residential Mortgage...............................................                    915,113         4.5
                                                                                        -----------
          TOTAL CONSUMER................................................                 10,326,417        50.8
                                                                                        -----------

      TOTAL LOANS.......................................................               $ 20,328,152       100.0
                                                                                       ============



--------------------------------------------------------------------------------
 DEPOSIT COMPOSITION
--------------------------------------------------------------------------------


                                               SEPTEMBER 30, 2001             December 31, 2000              September 30, 2000
                                             ----------------------       --------------------------    -------------------------
                                                BALANCE        %                Balance        %           Balance        %
                                             ------------    ------        ---------------   -------    ------------   ----------
Demand deposits
     Non-interest bearing ..                 $ 3,464,430      17.4            $ 3,480,876     17.6      $ 3,169,099      16.3
     Interest bearing ......                   5,302,394      26.4              4,645,127     23.5        4,359,430      22.4
Savings deposits ...........                   3,458,986      17.2              3,527,796     17.8        3,541,828      18.1
Certificates of deposit
    Less than $100,000 .....                   5,936,652      29.6              5,938,486     30.0        5,927,733      30.3
    $100,000 or more .......                   1,413,068       7.0              1,520,547      7.7        1,547,529       7.9
                                              ----------                       ----------                ----------
      TOTAL CORE DEPOSITS ..                  19,575,530      97.6             19,112,832     96.6       18,545,619      95.0
                                              ----------                       ----------                ----------
Other domestic time deposits                     128,878       0.6                256,106      1.3          666,693       3.4
Foreign time deposits ......                     366,980       1.8                408,307      2.1          320,854       1.6
                                              ----------                       ----------                ----------

       TOTAL DEPOSITS ......                 $20,071,388     100.0            $19,777,245    100.0      $19,533,166     100.0
                                             ===========                      ===========               ===========

                HUNTINGTON BANCSHARES INCORPORATED
            NONINTEREST INCOME AND NONINTEREST EXPENSE
                     (in thousands of dollars)


--------------------------------------------------------------------------------
ANALYSIS OF NON-INTEREST INCOME
--------------------------------------------------------------------------------


                                               THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                  SEPTEMBER 30,                       SEPTEMBER 30,
                                              -------------------    PERCENT      -------------------    PERCENT
On an Operating Basis (1)                        2001       2000     CHANGE         2001       2000      CHANGE
-------------------------------------------   --------   --------    ------       --------   --------    -------
Service charges on deposit accounts .......   $ 41,719   $ 39,722      5.0%       $121,299   $121,479     (0.1)%
Brokerage and insurance income ............     19,912     15,564     27.9          58,068     44,793     29.6
Trust services ............................     15,485     13,181     17.5          44,977     39,209     14.7
Mortgage banking ..........................     14,616      9,412     55.3          43,380     26,049     66.5
Electronic banking fees ...................     12,350     11,238      9.9          35,665     32,337     10.3
Bank Owned Life Insurance income ..........      9,560      9,786     (2.3)         28,681     28,458      0.8
Other .....................................     15,755     11,370     38.6          43,679     34,429     26.9
                                              --------   --------                 --------   --------
TOTAL NON-INTEREST INCOME BEFORE SECURITIES
   GAINS ..................................    129,397    110,273     17.3         375,749    326,754     15.0
Securities gains ..........................      1,059     11,379     N.M.           5,884     36,256     N.M.
                                              --------   --------                 --------   --------

TOTAL NON-INTEREST INCOME .................   $130,456   $121,652      7.2%       $381,633   $363,010      5.1%
                                              ========   ========                 ========   ========





--------------------------------------------------------------------------------
ANALYSIS OF NON-INTEREST EXPENSE
--------------------------------------------------------------------------------


                                                        THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                           SEPTEMBER 30,                      SEPTEMBER 30,
                                                     ----------------------  PERCENT      --------------------    PERCENT
On an Operating Basis (1)                               2001         2000    CHANGE          2001      2000       CHANGE
-------------------------------------------------    --------    ----------  -------      ---------  --------     -------
Personnel and related costs......................    $120,767      $109,463    10.3%      $360,497   $315,940     14.1%
Equipment .......................................      20,151        18,983     6.2         59,967     57,258      4.7
Net occupancy ...................................      19,266        19,520    (1.3)        57,234     57,268     (0.1)
Outside data processing and other services.......      17,375        15,531    11.9         51,700     45,869     12.7
Amortization of intangible assets................      10,114        10,311    (1.9)        31,125     28,713      8.4
Marketing........................................       6,921         8,557   (19.1)        24,712     24,292      1.7
Telecommunications...............................       6,859         6,480     5.9         21,191     19,701      7.6
Legal and other professional services............       5,912         4,719    25.3         17,644     14,034     25.7
Printing and supplies............................       4,450         4,849    (8.2)        14,074     14,422     (2.4)
Franchise and other taxes........................       2,470         2,841   (13.1)         6,836      7,914    (13.6)
Other............................................      14,605        12,331    18.4         51,296     26,356     94.6
                                                     --------      --------                -------    -------

TOTAL NON-INTEREST EXPENSE ......................    $228,890      $213,585     7.2%       $696,276  $611,767    13.8%
                                                     ========      ========                ========  ========


(1) Excludes the impact Restructuring and Other Charges.
    N.M. = Not Meaningful.

HUNTINGTON BANCSHARES INCORPORATED
--------------------------------------------------------------------------------
CONSOLIDATED AVERAGE BALANCES AND INTEREST RATES (QUARTERLY DATA)




                                                     THIRD QUARTER 2001           SECOND QUARTER 2001         FIRST QUARTER 2001
                                                 ------------------------      -------------------------   -----------------------
Fully Tax Equivalent Basis (1)                   AVERAGE        YIELD/           AVERAGE        YIELD/      AVERAGE       YIELD/
(in millions of dollars)                         BALANCE         RATE            BALANCE         RATE       BALANCE        RATE
----------------------------------------------   --------      ----------      ---------      ----------   --------     ----------
ASSETS
Interest bearing deposits in banks ...........   $     5       3.75%            $     5         5.09%      $     5          5.24%
Trading account securities ...................         8       3.83                  39         5.15            48          5.52
Federal funds sold and securities purchased
   under resale agreements ...................        86       3.20                  93         4.21           164          5.78
Loans held for sale ..........................       344       7.18                 420         6.96           240          7.19
Securities:
      Taxable ................................     2,896       6.71               3,368         6.26         3,606          6.72
      Tax exempt .............................       140       7.38                 201         7.26           248          7.55
                                                 -------                        -------                   --------
           Total Securities ..................     3,036       6.75               3,569         6.32         3,854          6.77
                                                 -------                        -------                   --------
Loans:
     Commercial ..............................     6,681       6.92               6,741         7.44         6,678          8.19
     Real Estate
          Construction .......................     1,388       6.62               1,303         7.43         1,263          8.31
          Commercial .........................     2,346       7.54               2,294         7.92         2,324          8.40
     Consumer
           Loans .............................     6,865       8.12               6,552         8.57         6,397          8.95
           Leases ............................     3,214       6.66               3,189         6.71         3,082          6.90
           Residential Mortgage ..............       854       7.54                 942         7.72           960          7.91
                                                 -------                        -------                   --------
           Total Consumer ....................    10,933       7.65              10,683         7.94        10,439          8.25
                                                 -------                        -------                   --------
Total Loans ..................................    21,348       7.34              21,021         7.75        20,704          8.25
                                                 -------                        -------                   --------
Allowance for loan losses ....................       358                            316                        307
                                                 -------                        -------                   --------
Net loans (2) ................................    20,990       7.87              20,705         8.31        20,397          8.74
                                                 -------                        -------                   --------
Total earning assets .........................    24,827       7.70%             25,147         7.98%       25,015          8.39%
                                                 -------                        -------                   --------
Cash and due from banks ......................       910                            910                        952
All other assets .............................     2,609                          2,608                      2,579
                                                 -------                        -------                   --------
TOTAL ASSETS .................................   $27,988                        $28,349                   $ 28,239
                                                 =======                        =======                   ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits ...........   $ 3,341                        $ 3,252                   $  3,213
     Interest bearing demand deposits ........     5,096       2.74%              4,799         2.87%        4,597          3.29%
     Savings deposits ........................     3,472       3.00               3,547         3.42         3,505          3.85
     Certificates of deposit .................     7,202       5.40               7,012         5.74         7,318          6.01
                                                 -------                        -------                   --------
          Total core deposits ................    19,111       3.31              18,610         3.55        18,633          3.89
                                                 -------                        -------                   --------
Other domestic time deposits .................       120       4.42                 118         5.57           167          6.37
Foreign time deposits ........................       257       3.39                 377         4.11           267          5.45
                                                 -------                        -------                   --------
     Total deposits ..........................    19,488       3.32              19,105         3.58        19,067          3.94
                                                 -------                        -------                   --------
Short-term borrowings ........................     2,157       3.69               2,759         4.37         2,504          5.37
Medium-term notes ............................     1,990       6.12               2,005         6.59         2,240          6.64
Subordinated notes and other long-term debt,
   including preferred capital securities ....     1,167       5.19               1,180         5.96         1,171          6.81
                                                 -------                        -------                   --------
     Interest bearing liabilities ............    21,461       4.23%              21,797        4.62%       21,769          5.12%
                                                 -------                        -------                   --------
All other liabilities ........................       811                            897                        869
Shareholders' equity .........................     2,375                          2,403                      2,388
                                                 -------                        -------                   --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ...   $27,988                        $28,349                   $ 28,239
                                                 =======                        =======                   ========

Net interest rate spread .....................                 3.47%                            3.36%                       3.27%
Impact of non-interest bearing funds on margin                 0.57%                            0.61%                       0.66%
NET INTEREST MARGIN ..........................                 4.04%                            3.97%                       3.93%


(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

HUNTINGTON BANCSHARES INCORPORATED
--------------------------------------------------------------------------------
CONSOLIDATED AVERAGE BALANCES AND INTEREST RATES (QUARTERLY DATA)


                                                                  FOURTH QUARTER 2000                  THIRD QUARTER 2000
                                                            ----------------------------      --------------------------------
Fully Tax Equivalent Basis (1)                                 AVERAGE         YIELD/             AVERAGE           YIELD/
(in millions of dollars)                                       BALANCE          RATE              BALANCE            RATE
------------------------------------------------            -----------       ----------      --------------     -------------
ASSETS
Interest bearing deposits in banks ...........              $     5             5.50%            $      5            6.13%
Trading account securities ...................                   17             6.56                   11            6.54
Federal funds sold and securities purchased
   under resale agreements ...................                   85             6.53                  136            6.43
Loans held for sale ..........................                  129             7.74                   99            8.51
Securities:
      Taxable ................................                4,410             6.31                4,273            6.33
      Tax exempt .............................                  264             7.53                  270            7.57
                                                            -------                              --------
           Total Securities ..................                4,674             6.38                4,543            6.40
                                                            -------                              --------
Loans:
     Commercial ..............................                6,543             8.65                6,454            8.74
     Real Estate
          Construction .......................                1,306             8.87                1,283            8.88
          Commercial .........................                2,227             8.64                2,193            8.60
     Consumer
           Loans .............................                6,425             8.90                6,392            8.82
           Leases ............................                3,049             6.92                2,976            6.79
           Residential Mortgage ..............                  940             7.94                1,325            7.64
                                                            -------                              --------
           Total Consumer ....................               10,414             8.24               10,693            8.11
                                                            -------                              --------
Total Loans ..................................               20,490             8.45               20,623            8.41
                                                            -------                              --------
Allowance for loan losses ....................                  302                                   302
                                                            -------                              --------
Net loans (2) ................................               20,188             8.96               20,321            8.90
                                                            -------                              --------
Total earning assets .........................               25,400             8.47%              25,417            8.43%
                                                            -------                              --------
Cash and due from banks ......................                  960                                   968
All other assets .............................                2,597                                 2,615
                                                            -------                              --------
TOTAL ASSETS .................................              $28,655                              $ 28,698
                                                            =======                              ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Core deposits
     Non-interest bearing deposits ...........              $ 3,308                              $  3,425
     Interest bearing demand deposits ........                4,496             3.62%               4,385            3.47%
     Savings deposits ........................                3,498             4.28                3,528            4.14
     Certificates of deposit .................                7,522             6.07                7,450            5.94
                                                            -------                              --------
          Total core deposits ................               18,824             4.96               18,788            4.82
                                                            -------                              --------
Other domestic time deposits .................                  365             6.68                  433            6.55
Foreign time deposits ........................                  322             6.37                  561            6.63
                                                            -------                              --------
     Total deposits ..........................               19,511             5.02               19,782            4.93
                                                            -------                              --------
Short-term borrowings ........................                2,133             6.00                2,014            6.12
Medium-term notes ............................                2,665             6.85                2,592            6.81
Subordinated notes and other long-term debt,
   including preferred capital securities ....                1,171             7.42                1,171            7.39
                                                            -------                              --------
     Interest bearing liabilities ............               22,172             5.46%              22,134            5.39%
                                                            -------                              --------
All other liabilities ........................                  822                                   787
Shareholders' equity .........................                2,353                                 2,352
                                                            -------                              --------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ...              $28,655                              $ 28,698
                                                            =======                              ========

Net interest rate spread .....................                                  3.01%                                3.04%
Impact of non-interest bearing funds on margin                                  0.69%                                0.70%
NET INTEREST MARGIN ..........................                                  3.70%                                3.74%


----------------------------------
(1)  Fully tax equivalent yields are calculated assuming a 35% tax rate.

(2) Net loan rate includes loan fees, whereas individual loan components above are shown exclusive of fees.

                       HUNTINGTON BANCSHARES INCORPORATED
                    SELECTED QUARTERLY INCOME STATEMENT DATA
               (in thousands of dollars, except per share amounts)



                                                           2001                       2000
                                              ------------------------------   -------------------
On an Operating Basis (1)                        3Q         2Q         1Q         4Q         3Q
-------------------------------------------   --------   --------   --------   --------   --------
TOTAL INTEREST INCOME .....................   $478,834   $498,959   $517,975   $537,661   $535,791
TOTAL INTEREST EXPENSE ....................    229,047    250,926    274,851    304,595    299,922
                                              --------   --------   --------   --------   --------
NET INTEREST INCOME .......................    249,787    248,033    243,124    233,066    235,869
Provision for loan losses .................     49,559     45,777     33,464     32,548     26,396
                                              --------   --------   --------   --------   --------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES ...............    200,228    202,256    209,660    200,518    209,473
                                              --------   --------   --------   --------   --------
Service charges on deposit accounts .......     41,719     40,673     38,907     39,248     39,722
Brokerage and insurance income ............     19,912     19,388     18,768     17,078     15,564
Trust services ............................     15,485     15,178     14,314     14,404     13,181
Mortgage banking ..........................     14,616     18,733     10,031     11,976      9,412
Electronic banking fees ...................     12,350     12,217     11,098     11,546     11,238
Bank Owned Life Insurance income ..........      9,560      9,561      9,560     11,086      9,786
Other .....................................     15,755     14,956     12,968     24,366     11,370
                                              --------   --------   --------   --------   --------
TOTAL NON-INTEREST INCOME BEFORE SECURITIES
   GAINS ..................................    129,397    130,706    115,646    129,704    110,273
Securities gains ..........................      1,059      2,747      2,078        845     11,379
                                              --------   --------   --------   --------   --------
TOTAL NON-INTEREST INCOME .................    130,456    133,453    117,724    130,549    121,652
                                              --------   --------   --------   --------   --------
Personnel and related costs ...............    120,767    122,068    117,662    105,810    109,463
Equipment .................................     20,151     19,844     19,972     20,811     18,983
Net occupancy .............................     19,266     18,188     19,780     18,614     19,520
Outside data processing and other services      17,375     17,671     16,654     16,142     15,531
Amortization of intangible assets .........     10,114     10,435     10,576     10,494     10,311
Marketing .................................      6,921      7,852      9,939     10,592      8,557
Telecommunications ........................      6,859      7,207      7,125      6,524      6,480
Legal and other professional services .....      5,912      6,763      4,969      6,785      4,719
Printing and supplies .....................      4,450      4,565      5,059      5,212      4,849
Franchise and other taxes .................      2,470      2,246      2,120      3,163      2,841
Other .....................................     14,605     16,457     20,234     19,703     12,331
                                              --------   --------   --------   --------   --------

TOTAL NON-INTEREST EXPENSE ................    228,890    233,296    234,090    223,850    213,585
                                              --------   --------   --------   --------   --------
INCOME BEFORE INCOME TAXES ................    101,794    102,413     93,294    107,217    117,540
Provision for income taxes ................     26,134     27,909     25,428     30,995     34,510
                                              --------   --------   --------   --------   --------

NET INCOME ................................   $ 75,660   $ 74,504   $ 67,866   $ 76,222   $ 83,030
                                              ========   ========   ========   ========   ========

PER COMMON SHARE (2)
 Net income
     Diluted ..............................   $   0.30   $   0.30   $   0.27   $   0.30   $   0.33
     Diluted - Cash Basis .................   $   0.33   $   0.33   $   0.30   $   0.33   $   0.36
 Cash Dividends Declared ..................   $   0.16   $   0.20   $   0.20   $   0.20   $   0.20

FULLY TAX EQUIVALENT MARGIN:
Net Interest Income .......................   $249,787   $248,033   $243,124   $233,066   $235,869
Tax Equivalent Adjustment (3) .............      1,442      1,616      2,002      2,057      2,022
                                              --------   --------   --------   --------   --------
Tax Equivalent Net Interest Income ........   $251,229   $249,649   $245,126   $235,123   $237,891
                                              ========   ========   ========   ========   ========


(1) Excludes the after-tax impact of Restructuring and Other Charges ($33,031 in 3Q '01; $72,127 in 2Q '01; $32,500 in 3Q '00).

(2)  Adjusted for stock splits and stock dividends, as applicable.

(3)  Calculated assuming a 35% tax rate.

                       HUNTINGTON BANCSHARES INCORPORATED
           STOCK SUMMARY, KEY RATIOS AND STATISTICS, AND CAPITAL DATA


--------------------------------------------------------------------------------
QUARTERLY COMMON STOCK SUMMARY (1)
--------------------------------------------------------------------------------


                                                                               2001                                     2000
                                                         ---------------------------------------        ----------------------------
                                                            3 Q             2 Q           1 Q              4 Q               3 Q
                                                         ---------      ---------      ---------        ---------        -----------

High .........................................           $  19.280     $   17.000     $   18.000       $   16.375       $    18.813
Low ..........................................              15.150         13.875         12.625           12.516            14.375
Close ........................................              17.310         16.375         14.250           16.188            14.688
Cash dividends declared ......................           $    0.16     $     0.20     $     0.20       $     0.20       $      0.20



Note: Stock price quotations were obtained from NASDAQ.


------------------------------------------------------------------------------
KEY RATIOS AND STATISTICS
------------------------------------------------------------------------------

MARGIN ANALYSIS - AS A %                                                  2001                                   2000
OF AVERAGE EARNING ASSETS (2)                            --------------------------------------        ----------------------------
----------------------------------------------              3 Q           2 Q             1 Q             4 Q                3 Q
                                                         --------      ---------      ---------        ---------        -----------

Interest Income ..............................             7.70%          7.98%          8.39%            8.47%             8.43%
Interest Expense .............................             3.66%          4.01%          4.46%            4.77%             4.69%
                                                         ------         ------         ------           ------           -------
     Net Interest Margin .....................             4.04%          3.97%          3.93%            3.70%             3.74%
                                                         ======         ======         ======           ======           =======

RETURN ON (3)
----------------------------------------------
Average total assets .........................             1.07%          1.05%          0.97%            1.06%             1.15%
Average total assets - cash basis ............             1.21%          1.19%          1.11%            1.19%             1.29%

Average shareholders' equity .................            12.64%         12.43%         11.53%           12.89%            14.04%
Average shareholders' equity - cash basis ....            13.93%         13.72%         12.86%           14.20%            15.33%

Efficiency Ratio (3) .........................            57.48%         58.59%         61.95%           58.48%            58.38%

Effective tax rate (3) .......................            25.67%         27.25%         27.26%           28.91%            29.36%



------------------------------------------------------------------------------
CAPITAL DATA
------------------------------------------------------------------------------


                                                                            2001                                     2000
                                                          ---------------------------------------        ---------------------------
(in millions of dollars)                                    3 Q             2 Q             1 Q             4 Q                3 Q
----------------------------------------------            --------       ---------      ---------        ---------        ----------

Total Risk-Adjusted Assets (4) ...............            $ 27,764       $ 27,375       $ 27,230         $ 26,880          $ 26,370

Tier 1 Risk-Based Capital Ratio (4) ..........                6.97%          7.01%          7.19%            7.19%             7.20%
Total Risk-Based Capital Ratio (4) ...........               10.13%         10.20%         10.31%           10.46%            10.64%
Tier 1 Leverage Ratio (4) ....................                7.10%          6.96%          7.12%            6.93%             6.80%

Tangible Equity/Asset Ratio ..................                5.96%          5.97%          6.01%            5.87%             5.73%



(1)  Adjusted for stock splits and stock dividends, as applicable.

(2)  Presented on a fully tax equivalent basis assuming a 35% tax rate.

(3)  Income component excludes the impact of Restructuring and Other Charges.

(4)  Estimated.

                       HUNTINGTON BANCSHARES INCORPORATED
                      LOAN LOSS RESERVES AND ASSET QUALITY
                            (in thousands of dollars)


--------------------------------------------------------------------------------
LOAN LOSS EXPERIENCE
--------------------------------------------------------------------------------

                                                                      --------------------------        --------------------------
                                                                         THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                                             SEPTEMBER 30,                     SEPTEMBER 30,
                                                                      --------------------------        --------------------------
                                                                       2001 (1)           2000           2001 (1)          2000
                                                                      ---------        ---------        ---------        ---------

ALLOWANCE FOR LOAN LOSSES, BEGINNING OF PERIOD .................      $ 352,243        $ 296,891        $ 297,880        $ 299,309
Allowance acquired .............................................           --               --               --              7,900
Loan Losses ....................................................        (49,386)         (29,499)        (160,507)         (77,916)
Recoveries of loans previously charged off .....................          9,643            5,705           27,206           20,325
Allowance of securitized loans .................................         (1,613)          (4,807)          (4,651)         (12,863)
Provision for loan losses ......................................         49,559           26,396          200,518           57,931
                                                                      ---------        ---------        ---------        ---------

ALLOWANCE FOR LOAN LOSSES END OF PERIOD ........................      $ 360,446        $ 294,686        $ 360,446        $ 294,686
                                                                      =========        =========        =========        =========


AS A % OF AVERAGE TOTAL LOANS
  Net loan losses--annualized ..................................           0.74%            0.46%            0.85%            0.37%
  Net loan losses--annualized excluding special charges ........           0.61%            0.46%            0.63%            0.37%
Allowance for loan losses as a % of total loans ................           1.67%            1.45%            1.67%            1.45%
Net loan loss coverage (2) .....................................           3.81x            6.05x            3.20x            8.00x


 (1) Including restructuring and other charges unless otherwise indicated.

 (2) Income before taxes (excluding restructuring and other charges) and the provision for loan losses to net loan losses.



--------------------------------------------------------------------------------
NON-PERFORMING ASSETS AND PAST DUE LOANS--END OF PERIOD
--------------------------------------------------------------------------------

                                                           ----------------------------------------        ------------------------
                                                                             2001                                    2000
                                                           ----------------------------------------        ------------------------
                                                             3 Q              2 Q             1 Q             4 Q             3 Q
                                                           --------        --------        --------        --------        --------

Non-accrual loans:
Commercial .........................................       $148,177        $116,044        $ 62,716        $ 55,804        $ 44,918
Real Estate
   Construction ....................................         10,983           4,572           6,735           8,687           7,973
   Commercial ......................................         29,899          22,298          28,158          18,015          13,722
   Residential .....................................         11,666          11,868          11,949          10,174           8,588
                                                           --------        --------        --------        --------        --------
Total Nonaccrual Loans .............................        200,725         154,782         109,558          92,680          75,201
Renegotiated loans .................................          1,286           1,290           1,297           1,304           1,311
                                                           --------        --------        --------        --------        --------

TOTAL NON-PERFORMING LOANS .........................        202,011         156,072         110,855          93,984          76,512
Other real estate, net .............................          8,050           9,913          14,031          11,413          11,982
                                                           --------        --------        --------        --------        --------

TOTAL NON-PERFORMING ASSETS ........................       $210,061        $165,985        $124,886        $105,397        $ 88,494
                                                           ========        ========        ========        ========        ========

Non-performing loans as a
   % of total loans ................................           0.94%           0.74%           0.53%           0.46%           0.38%
Non-performing assets as a
   % of total loans and other real estate ..........           0.97%           0.79%           0.60%           0.51%           0.44%
Allowance for loan losses as a % of
   non-performing loans ............................         178.43%         225.69%         272.23%         316.95%         385.15%
Allowance for loan losses and other real
   estate as a % of non-performing assets ..........         171.08%         211.20%         239.42%         279.16%         326.77%

Accruing loans past due 90 days or more ............       $ 92,791        $ 67,077        $102,658        $ 80,306        $ 80,290
                                                           ========        ========        ========        ========        ========

                                                                         Page 10